SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  June 17, 2003




                            CLASSIC BANCSHARES, INC.
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             (Exact name of Registrant as specified in its Charter)


         Delaware                      0-27170                   61-1289391
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)



     344 Seventeenth Street, Ashland, Kentucky                        41101
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      (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (606) 326-2800



                                       N/A
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          (Former name or former address, if changed since last report)

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Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


         (a)      Not applicable

         (b)      Not applicable

         (c)      The following exhibits are included with this report:

                  Exhibit 99.1 Press Release dated June 17, 2003


Item 9.           REGULATION FD DISCLOSURE

         On June 17, 2003, Classic Bancshares, Inc. and First Federal Financial Bancorp, Inc. jointly announced by press release that their stockholders had each approved their pending merger.

         A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CLASSIC BANCSHARES, INC.




Date:    June 17, 2003                      /s/ David B. Barbour
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                                            David B. Barbour
                                           President and Chief Executive Officer